PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("Agreement"), dated as of __________ ___, 2007, is executed by and between Ho Capital Management LLC, a Delaware limited liability company having an office at 386 Columbus Avenue, Apt. 17A, New York, New York 10024 ("HCM"); Noble Investment Fund Ltd., a company formed under the laws of Gibraltar having an address at World Trade Center, Via Lugano 11, 6982 Lugano-Agno, Switzerland ("Noble"); and Hodgson Russ, LLP, a law firm formed under the laws of the State of New York and having an office at 1540 Broadway, 24th floor, New York, New York 10036 (the “Collateral Agent”). HCM, Noble and their respective officers, directors, members, authorized representatives and affiliates are hereinafter sometimes collectively referred to as the “Business Parties.”

WITNESSETH:

WHEREAS, on the date hereof, the Noble has made a loan of $5,725,000.00 (the “Loan”) to HCM, to enable HCM to purchase, for $5,725,000, Warrants (the “Warrants”) to purchase up to 5,725,000 ordinary shares (the “Warrant Shares”) of Asia Special Situation Acquisition Corp., a Cayman Islands company (the “Business Combination Company”), which Warrants are issued in the name of HCM in connection with the initial public offering of the Business Combination Company’s ordinary shares; and

WHEREAS, to evidence such Loan, HCM has issued to the Noble that certain $5,725,000.00 promissory note payable to the Noble, dated of even date herewith (the “Note”); and

WHEREAS, in order to secure the payment and performance of the obligations, liabilities and indebtedness of HCM in favor of Noble under the Note, HCM has agreed to pledge to the Noble the Warrants and underlying Warrant Shares, and (upon release of the Warrants from the Agreement referred to in Section 3(a) below) to cause the “HCM’s Warrants” (as hereinafter defined) to be delivered to the Collateral Agent for the benefit of Noble;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Pledge; Non-Recourse Obligation.

(a) HCM hereby pledges, as pledgor, to Noble, as pledge, and grants to Noble a first priority lien on and security interest in all of HCM's right, title and interest in and to all of the Warrants, together with all proceeds from the sale of the Warrants and the Warrant Shares, all dividends paid in respect of the Warrant Shares and any property or securities delivered to the holder of the Warrants or Warrant Shares in respect thereof in the event of a merger or takeover of the Business Combination Company by a third party (collectively, the "Pledged Collateral").

(b) Notwithstanding the foregoing, upon consummation of a Required Acquisition (as such term is defined in the Note) by the Business Combination Company, fifty percent (50%) of the Pledged Collateral, representing Warrants to purchase 2,862,000 Warrant Shares (the “HCM Warrants”): (i) shall be released from the pledge and security interest contemplated by this Agreement, (ii) shall be registered in the name of the Noble or its designees, (iii) shall (together with the underlying 2,862,000 Warrant Shares) be owned of record and beneficially by the Noble, and (iv) shall be delivered by the Collateral Agent to the Noble. Upon consummation of such Required Acquisition by the Business Combination Company, the fifty percent (50%) balance of the Pledged Collateral, representing Warrants to purchase 2,862,000 Warrant Shares (the “Noble Warrants”): (i) shall continue to remain Pledged Collateral under this Agreement, (ii) shall be registered in the name of HCM or its designees, (iii) shall (together with the underlying 2,862,000 Warrant Shares) be owned of record by HCM and beneficially owned solely by Angela Ho or her designees, and (iv) shall be delivered by the Collateral Agent to the Collateral Agent to be held subject to the terms and conditions of this Agreement, all as contemplated by Section 3 below. As a result the only Pledged Collateral following consummation of a Required Acquisition shall be the Noble’s Warrants and underlying 2,862,000 Warrant Shares.

(c) HCM hereby agrees to execute and deliver to Noble or the Collateral Agent, as the case may be (i) assignments separate from the Warrants substantially in the form of Exhibit A hereto, undated and appropriately endorsed in blank, with respect to the Warrants comprising the Pledged Collateral and (ii) such financing statements as Noble or the Collateral Agent may reasonably request with respect to the Pledged Collateral (or, if execution by HCM is not required pursuant to the applicable Uniform Commercial Code, HCM hereby authorizes the Collateral Agent to file all financing statements deemed necessary by Noble to perfect the security interests granted hereunder), (iii) take such other steps as Noble may from time to time reasonably request to perfect Noble's security interest in the Pledged Collateral or any part thereof under applicable law, and (iv) after the occurrence and during the continuance of an Event of Default, to execute and deliver on behalf of HCM such other documents of transfer as Noble or the Collateral Agent may from time to time reasonably require to enable Noble to transfer the Pledged Collateral into the name of HCM or the name of its nominee (all of the foregoing are hereinafter collectively referred to as the "Assignments").

(d) By its execution of this Agreement, the Noble does hereby acknowledge and agree that notwithstanding anything to the contrary, express or implied, contained in this Agreement or in the Note: (i) in the event that a Required Acquisition is not consummated within 24 months following the closing of the Business Combination Company’s initial public offering, the Warrants and the Pledged Collateral will likely be worthless, and (ii) in the event that such Required Acquisition shall be timely consummated, the sole source for repayment of the Loan and payment of the outstanding principal amount of and interest accrued on the Note will be the Noble’s Warrants, the 2,862,000 Warrant Shares underlying the Noble’s Warrants, and/or the proceeds from the sale or disposition thereof. Accordingly, notwithstanding anything to the contrary, express or implied, contained in this Agreement or in the Note:

(i) absent only acts or omissions of HCM or Angela Ho constituting actual fraud against the Noble, neither HCM, Angela Ho, nor any transferee of HCM or Angela Ho, shall have any personal liability or obligation to the Noble pursuant to this Note; and

(ii) except for such Noble Warrants and underlying 2,862,000 Warrant Shares and the proceeds thereof, none of the assets or properties of HCM, Angela Ho or their transferees (including without limitation all or any portion of the 1,312,500 ordinary shares of the Business Combination Company owned of record by the Noble and beneficially owned by Angela Ho or her transferees) shall be subject to any claims, attachments, liens, security interests or rights in favor of the Noble to secure payment of the Note or otherwise.

2.  Security for Secured Obligations. The Pledged Collateral secures the prompt and complete payment, performance and observance of the Note (including, without limitation, all obligations and liabilities of HCM hereunder).

3.  Delivery of Warrants; Perfection of Security Interest.

(a) Upon consummation of the initial public offering of the Business Combination Company, HCM hereby agrees to promptly deliver: (i) the Warrants to Maxim Group LLC, as escrow agent (the “Escrow Agent”), pursuant to the terms of an agreement, of even date herewith, by and among HCM, Noble and the Escrow Agent (the “Escrow Agreement”), and (ii) the Assignments to the Collateral Agent to be held subject to this Agreement.

(b)  Upon the Business Combination Company’s consummation of a Required Acquisition, the Escrow Agreement shall immediately terminate. At such time, the Escrow Agent shall promptly return to the Business Combination Company or its transfer agent all Warrant certificates or other instruments evidencing the Pledged Collateral then in its possession, together with a signed instruction letter, in substantially the form of Exhibit B hereto, instructing the Business Combination Company and its transfer agent to: (i) exchange such Warrant certificates for two new Warrant certificates each entitling the holders thereof to purchase up to 2,862,500 ordinary shares of the Business Combination Company; (ii) cause one of such Warrant certificates, representing the HCM Warrants, to be registered in the name of HCM and the other Warrant certificate, representing the Noble’s Warrants, to be registered in the name of Noble; (iii) deliver the Warrant certificate representing the HCM Warrants directly to HCM (at an address designated by it), and (iv) deliver the Warrant certificate representing the Noble Warrants directly to the Collateral Agent at 1540 Broadway, 24th floor, New York, New York 10036, attn: Stephen A. Weiss, Esq.

4.  Pledged Collateral Adjustments. If during the term of this Agreement:

(a)  any non-cash dividend or distribution, reclassification, readjustment or other change is declared or made in the capital structure of Company, or any option, warrant or similar instrument included within the Pledged Collateral is exercised, or both, or

(b)  any subscription, warrants, options shall be issued in connection with the Pledged Collateral,

then HCM shall (i) promptly deliver new, substituted and additional shares, warrants, options, or other equity securities, issued by reason of any of the foregoing, and all certificates and other instruments evidencing the same to Noble to be held under the terms of this Agreement and shall constitute Pledged Collateral hereunder, and (ii) promptly deliver to Noble or the Collateral Agent such additional Pledged Collateral.

5.  Subsequent Changes Affecting Pledged Collateral; Sale of Warrants or Warrant Shares; Co-Sale Rights.

(a) Noble may, after the occurrence and during the continuance of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the lien created hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, Noble may at any time exchange certificates or other instruments representing or evidencing Pledged Collateral for certificates or other instruments of smaller or larger denominations.

(b) At any time, and from time to time, prior to the expiration of the five-year term of the Note, upon receipt of written notice from HCM to Noble of HCM’s intent to sell for cash all or any portion of the HCM Warrants or the underlying Warrant Shares, the Noble shall arrange, or shall instruct the Collateral Agent to arrange, to deliver the securities to the then acting transfer agent for the Warrants or ordinary shares, as the case may be, of the Business Combination Company so that they may be sold accordingly. Until the Note, together with all interest accrued thereon, shall have been paid in full, on each occasion that HCM elects to sell any of the HCM Warrants or underlying Warrant Shares, all of such sales shall be made only (i) through a brokerage account on which both Angela Ho and Noble (or their designee) are joint signatories, or (ii) though a private escrow account on which both Angela Ho (for HCM) and the Noble (or their designee) are joint signatories. All of the net proceeds from the sale of the HCM Warrants or underlying Warrant Shares, as the case may be, shall be paid over to HCM until the balance of principal and interest, if any, on the Note shall be paid in full.

(c) Notwithstanding the foregoing provision of Section 5(b), HCM may only sell or transfer the HCM Warrants or underlying Warrant Shares to unaffiliated third parties for cash at the then prevailing market prices for such HCM Warrants and/or Warrant Shares unless such sale or transfer is either (i) in connection with a merger, reorganization, or sale of control of the Business Combination Company with a third party, or (ii) approved in writing by the Noble.

(d)  Until the Note, together with all interest accrued thereon, shall have been paid in full, at any time that the Noble or its transferees of Noble’s Warrants or underlying Warrant Shares are entitled hereunder to sell, and elect to sell all or any portion of the Noble’s Warrants or underlying Warrant Shares comprising the Pledged Collateral, the Noble or its transferee(s) shall notify HCM of its or their intent so to sell, which notice shall contain all of the material terms of the proposed sale, including the amount of securities to be sold and the price. For a period of ten (10) days following its receipt of such notice, HCM shall have the right to participate in the sale by selling up to fifty percent (50%) of the aggregate number and amount of Warrants or Warrant Shares (including the HCM Warrants and the Noble Warrants), as the case may be, proposed to be sold by the Noble or its transferee(s) at the same time and price and to the same purchaser(s). Until the Note, together with all interest accrued thereon, shall be paid in full, as provided in Section 5(b) hereof, all net proceeds from any such sales by HCM shall be applied toward payment of the Note. HCM shall notify the Noble of the names and addresses of any transferees of the HCM Warrants and underlying Warrant Shares, and any such transferee(s) shall, as a condition of such transfer, execute a written acknowledgement reasonably satisfactory to Noble or its counsel agreeing to be bound by the provisions of this Section 5(d).

6.  Representations and Warranties. HCM hereby represent and warrant as of the effective date hereof to Noble as follows:

(a)  HCM is the legal and beneficial owner of the Pledged Collateral owned by HCM, free and clear of any lien, except for the lien created by this Agreement; provided, however, that upon the consummation by the Business Combination Company of a Required Acquisition and the simultaneous distribution of the Warrants as provided in Section 3 of this Agreement, in accordance with the terms of the Operating Agreement of HCM, one hundred percent (100%) of the beneficial interest in the Remaining Warrants shall be vested solely in Angela Ho or her affiliates or designated assigns;

(b)  The Pledged Collateral has been duly authorized and been fully paid and non-assessable; and

(c)  HCM has full power and authority to enter into this Agreement and has the right to vote, assign, deposit, pledge and grant a lien on or otherwise transfer all of its rights in the Pledged Collateral free and clear of any liens;

7.  Voting Rights. During the term of this Agreement, and except as otherwise provided in this Section 7, HCM shall have the right to vote the Pledged Collateral on all questions presented to the holders of ordinary shares of the Business Combination Company, and Noble will deliver all necessary documents to allow HCM to take such action upon HCM's request. After the occurrence and during the continuance of an Event of Default, Noble may, at Noble's option, exercise all voting and other consensual rights and powers pertaining to the Pledged Collateral. HCM hereby agrees to execute all proxies or other instruments, documents or agreements deemed reasonably necessary by Noble to evidence the right to vote the Pledged Collateral as provided hereunder, and HCM agrees that it shall not be entitled to rescind, revoke or otherwise modify Noble's vote executed in accordance with this Section 7. Any and all proxies executed by HCM pursuant to this Section 7 shall be deemed for all purposes to be a proxy coupled with an interest and shall be irrevocable until the payment in full, in cash, of all amounts due under the Note (the "Obligations").

8.  Dividends and Other Distributions. Noble or the Collateral Agent shall be entitled to receive any and all dividends and other distributions paid in respect of the Pledged Collateral which dividends and/or distributions shall be deemed to be held in escrow if received by Noble and shall become part of the Pledged Collateral upon receipt thereof.

9.  Transfers and Other Liens. HCM agrees that, except as otherwise provided in Section 5 above, until all of the Obligations are paid in full, it will not (i) sell or otherwise dispose of, or grant any option or other rights with respect to, any of the Pledged Collateral without the prior written consent of Noble, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien created by this Agreement.

10.  Remedies. Subject at all times to the provisions of Section 11 below:

(a)  Noble shall have, in addition to any other rights given under this Agreement, the Note or by applicable law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect from time to time in the State of New York. In addition, after the occurrence and during the continuance of an Event of Default, Noble shall, subject to provisions of applicable law, have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Noble, or which Noble shall otherwise have the ability to transfer under applicable law, Noble may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold in private sale, in one or more sales or lots, at such price as Noble may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free and clear of any subordinate claim, encumbrance or right of any kind whatsoever. After the occurrence and during the continuance of an Event of Default, Noble may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral, in full satisfaction of all obligations under the Note at any private sale. HCM will pay to Noble all expenses (including, without limitation, court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof by Noble. Noble agrees to apply any proceeds of the sale of the Pledged Collateral to the Obligations in accordance with the terms of the Note, and, to the extent any surplus remains after the repayment in full in cash of the Obligations, Noble agrees to distribute any such proceeds as required by law.

(b)  Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Noble will give HCM reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collatoral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, HCM agrees that any requirements of reasonable notice shall be met if such notice is received by HCM as provided in this Agreement at least ten (10) days before the time of the sale or disposition; provided, that Noble may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived by HCM, to the extent permitted by law.

(c)  In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, HCM agrees that after the occurrence and during the continuance of an Event of Default, Noble may, from time to time, attempt to sell all or any part of the Pledged Collateral by means 0f a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Noble may solicit offers to buy the Pledged Collateral, or any part of it, from one or more investors deemed by Noble, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. The acceptance by Noble of the highest and best offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral

11.  Alternative Remedy. Notwithstanding the provisions of Section 10 above, on and after an Event of Default, the Noble may (but shall not be obligated to) elect, in lieu of the remedies specified in Section 10, to retain all of the Pledged Collateral as full and complete liquidated damages for any amounts then due and owing by HCM to the Noble under the Note.

12. Term. This Agreement shall remain in full force and effect until the Note shall have been indefeasibly paid and satisfied in full. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Pledged Collateral), this Agreement shall automatically terminate and all liens and security interests created hereunder shall terminate and be released. Upon confirmation of payment in full of the Note, the Collateral Agent shall (a) file any UCC-3 Termination Statements releasing the lien and security interest created by the Assignments, and (b) to the extent it then has possession of any of the remaining Pledged Collateral, will deliver such Pledged Collateral and the Assignments to HCM.

13. Agreements with and Duties of the Collateral Agent.

(a) The Collateral Agent shall be under no duty to give the Pledged Collateral held by it hereunder any greater degree of care than it gives its own similar property.

(b) If the Collateral Agent is permitted or required to deliver any of the Pledged Collateral or pay moneys back to any Business Party or Business Parties, such payment shall be made by check or by wire transfer, at the Collateral Agent's sole discretion, unless the Collateral Agent shall have received written notice from such Business Party or Business Parties of a new and/or different postal address or unless this Agreement shall have provided otherwise. If payment is made by check or Pledged Collateral is to be delivered, the same shall be mailed to the address specified by the Business Party(s) in this Agreement (or to a new or different address subsequently specified to Collateral Agent by writing from such Business Party(s)).

(c) Whenever authorization shall be provided by the terms of this Agreement for the payment or delivery of Pledged Collateral by the Collateral Agent to one or more Business Parties and there is no express requirement hereunder for written instructions from the applicable Business Party(s) before such delivery is made, the Collateral Agent shall notify all Business Parties and, in its sole discretion, may defer payment or defer return or delivery of Pledged Collateral until such written requirement or consent is received from all of the Business Parties (or, depending on the Collateral Agent’s requirements, from less than all of them). Where Collateral Agent determines to so defer payment or delivery, the Collateral Agent shall give written notice to the Business Parties of such determination.

(e) It is expressly understood and agreed that under no circumstances shall the Collateral Agent be required to pay or have paid to any Business Party(s) any sums not representing proceeds from the sale of any Pledged Collateral that may be delivered to the Collateral Agent.

(f) It is intended that the duties and responsibilities of the Collateral Agent shall be limited to ministerial duties and responsibilities to the maximum extent permitted by law. In keeping with that intent, it is agreed that the receipt by Collateral Agent of Exhibit C, or an alternative written instrument containing the substantive information or content that is in Exhibit C (whether or not also including other information and content not inconsistent with the request and approval of delivery or disbursement action proposed to be taken by the Collateral Agent) shall, in the absence of actual knowledge by the Collateral Agent of falsehood, fraud or other intentional or gross misconduct on the part of any of the Business Parties that would render the proposed action under the written instrument to be inappropriate, be full and sufficient justification and authorization for the proposed payment or disbursement action by the Collateral Agent.

(g) The ministerial reliance by Collateral Agent on the written instrument referred to in Section 13(f) shall be full and sufficient justification and authorization, as stated in such Section, notwithstanding a determination that Collateral Agent had certain specified discretionary inquiry powers and opportunities that Collateral Agent did not pursue or that, absent the provisions of Section 13(f) above, Collateral Agent had (or might have had) fiduciary responsibilities to investigate before making any such payment or disbursement and did not do so.

(h) The Collateral Agent shall have no duty or responsibility to enforce collection of any check delivered to it and subsequently dishonored, nor shall Collateral Agent have any duty or responsibility to give notice to any Business Party of such attempted payment and the subsequent dishonor thereof.

(i) The Collateral Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature (including copies of signature pages), instrument or other document (in each case, whether a copy, facsimile or original) which is given to the Collateral Agent pursuant to this Agreement, without the Collateral Agent being obligated to undertake any action or investigation to verify the truth or accuracy thereof -- unless the Collateral Agent has actual knowledge that the document or other document, instruction, certificate or signature is not accurate, truthful, authorized or genuine. For purposes of this Section 13(i), “Actual knowledge, or any other instance where “knowledge” would be required (and, therefore, “actual knowledge” would be required as a standard of “knowledge”) shall consist of actual and conscious apprehension and understanding, presently in the mind or consciousness of the person acting for Collateral Agent (as opposed to knowledge previously known but not currently remembered or consciously being thought about) and shall be limited to such “actual knowledge” by an attorney in Collateral Agent’s firm who is currently actively engaged in the management of the Collateral Agent and who is made aware of the document, etc. that is the subject of this Section 13(i). For purposes of this Agreement “knowledge” (being required to be “actual knowledge”) shall not included knowledge of any other attorney or person in Hodgson Russ who is not directly involved in making decisions regarding, or managing, the Hodgson Russ activities as Collateral Agent. Knowledge by others within Hodgson Russ shall not be imputed to the persons described above for purposes of determining whether “knowledge” or “actual knowledge” existed. Persons (lawyers) at Collateral Agent as to whom “actual knowledge” is relevant under this Section 13(i) currently includes Stephen A. Weiss, Esq.

(j) The Collateral Agent may consult with and act relative hereto upon advice of counsel of its own selection in reference to any matter connected herewith, and shall not be liable to any of the parties hereto, or their respective legal representatives, heirs, successors and assigns, for any action taken in good faith on the advice of counsel or for any mistake of fact or error of judgment, or for any acts or omissions of any kind taken or made in good faith unless caused by its willful misconduct or gross negligence.

(k) The Collateral Agent shall not be responsible for, or have any duty to inquire into, or be required to enforce any of the terms and provisions of any document or agreement other than this Agreement.

(l) Without limiting the foregoing, the Collateral Agent shall not be responsible for, or have any duty to inquire into, monitor or enforce obligations between any of the Business Parties as to (i) whether there was support or justification for any such Business Party to act in accordance with written instructions of such Business Party or any other Business Party in attached Exhibit C or any written alternative acceptable to Collateral Agent that included (with anything else) the material or content of Exhibit C, or (ii) whether any Business Party properly uses and applies funds received by it, whether from the Collateral Agent or third parties, in accordance with the provisions of this Agreement or other applicable documents.

(m) This Agreement sets forth exclusively the duties of the Collateral Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Collateral Agent.

(n) If the Collateral Agent shall be uncertain as to its duties or rights hereunder or if it receives instructions with respect to the Pledged Collateral or any funds that may be derived from the sale or transfer of any Pledged Collateral, which, in the Collateral Agent’s sole discretion, it determines to be in actual or potential conflict with this Agreement or other instructions that it has received, the Collateral Agent shall be excused from taking action that it might otherwise be required to take, and its sole obligation shall be to keep safely all property held in escrow until the uncertainty is resolved. Such uncertainty can be resolved by written and signed agreement among all affected Business Parties or by order or judgment of a court of competent jurisdiction, naming the involved Business Parties as participants in the action or proceeding brought to obtain judicial determination of the involved uncertain duties and obligations.

(o) Alternatively, the Collateral Agent may, in its discretion, seek judicial determination of any dispute or uncertainty and/or deposit all of the Pledged Collateral and any funds that may be derived from the sale or transfer of any Pledged Collateral, in Court pursuant to proceedings under New York law.

(p) The Collateral Agent makes no representation as to the validity, value, genuineness or collectability of any portion or all of the Pledged Collateral held by or delivered to it.

(q) In the event that:

(i) the Collateral Agent shall receive any conflicting or inconsistent notices or instructions from any one or more of the Business Parties, or

(ii) there shall be any disagreement between or among any of the Business Parties, resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or

(iii) there shall be any disagreement between or among any of the Business Parties and any other person, resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or

(iv) the Collateral Agent, in good faith, shall be in doubt as to what action it should take hereunder,

then, and in any such event, Collateral Agent may, at its option, refuse to comply with any notices, instructions, claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act. The Collateral Agent shall be entitled to continue so to refrain from acting until (A) the rights of all Business Parties or other third person(s) shall have been fully and finally adjudicated by a court of competent jurisdiction or (B) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons. The Collateral Agent shall have the option, after thirty (30) days’ notice to the Business Parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves.

The rights of the Collateral Agent under this Section 13(q) are cumulative of all other rights which it may have by law or otherwise.

(r) The Collateral Agent does not have and will not have any interest in the Pledged Collateral or any funds that may be derived from the sale or transfer of any Pledged Collateral, but is serving only as escrow holder and has only possession thereof.

(s) The Collateral Agent’s duties and responsibilities shall be determined only with reference to this Agreement. The Collateral Agent is not charged with any duties or responsibilities in connection with any other document or agreement.

(t) The Collateral Agent may execute any of its powers or responsibilities hereunder either directly or by or through its agents or attorneys and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(u) Each of Business Parties do hereby release the Collateral Agent from any act done or omitted to be done by the Collateral Agent in good faith in the performance of its duties hereunder, and each of Business Parties do hereby jointly and severally agree to fully indemnify the Collateral Agent and its directors, officers, employees and agents (the “Collateral Agent Indemnified Parties”) for, and to hold each of them harmless from and against, any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and expenses) incurred by the Collateral Agent Indemnified Parties, arising out of or in connection with the Collateral Agent entering into this Agreement and carrying out its duties hereunder, including the reasonable costs and expenses of defending itself from any claim or liability; provided, however, that the Collateral Agent Indemnified Parties shall not be entitled to indemnification hereunder for losses, liabilities and expenses caused by the willful misconduct, fraud or gross negligence of any of the Collateral Agent Indemnified Parties. The agreements contained in this Section 13(u) shall survive despite any termination of this Agreement or the resignation or removal of the Collateral Agent.

(v) The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(w) Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for consequential loss or damage of any kind whatsoever (including but not limited to lost profits), regardless of the form of action.

(x) The Collateral Agent may resign at any time or be removed by the written mutual consent of the Business Parties. No resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent, however, shall be effective until the acceptance or removal of the Collateral Agent in the manner herein provided. In the event of the resignation or removal of the Collateral Agent, the Business Parties shall in good faith agree upon a successor Collateral Agent. If the Business Parties are unable to agree upon a successor Collateral Agent within fourteen (14) days after receipt of a notice of resignation or removal is given, the Collateral Agent may deposit the Pledged Collateral and any funds delivered to the Collateral Agent from the sale or transfer of any Pledged Collateral with a court of competent jurisdiction and may petition, at the sole expense of the Business Parties, a court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent shall execute and deliver to the predecessor Collateral Agent and the Business Parties an instrument accepting such appointment and the transfer of the Pledged Collateral and any funds delivered to the Collateral Agent from the sale or transfer of any Pledged Collateral and agreeing to the terms of this Agreement, and thereupon such successor Collateral Agent shall, without further act, become vested with all the estates, properties, rights, powers and duties of the predecessor Collateral Agent as if originally named herein.

(y) Any law firm with whom the Collateral Agent may merge or consolidate shall be the successor Collateral Agent without further act.

14. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of HCM, Noble and their respective successors and assigns. HCM's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for HCM.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK.

16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

17. Further Assurances. HCM agrees that it will cooperate with Noble and the Collateral Agent and will execute and deliver, or cause to be executed and delivered, all such other assignments separate from certificate, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Noble or the Collateral Agent may reasonably request from time to time m order to carry out the provisions and purposes of this Agreement.

18. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communications shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) to the address on record with the sending party and otherwise in accordance with and subject to the terms of the Note.

19.  Amendments, Waivers and Consents. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Noble and HCM, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

20.  Section Headings. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

21.  Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

22.  Merger. This Agreement represents the final agreement of HCM and Noble with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between HCM and Noble.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, HCM and Noble have each caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

HO CAPITAL MANAGEMENT LLC

By:
Angela Ho, Managing Member

PLEDGEE:

NOBLE INVESTMENT FUND LTD.

By:
Arne van Roon, Authorized Signatory

COLLATERAL AGENT:

HODGSON RUSS LLP

By:
Stephen A. Weiss, Partner

The undersigned agrees to comply with the provisions of Section 3(b) of the above Agreement:

MAXIM FINANCIAL GROUP LLC

By:

EXHIBIT A

FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, ________________________, does hereby sell,  assign and transfer unto ________________________,   warrants to purchase ordinary shares of ____________________________ (the “Warrants”), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ____________________________________, as Agent, as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Shares, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: ___________________

[_________________________, a________________, ____________]

By:

Name:

Its:

EXHIBIT B

LETTER OF INSTRUCTION

EXHIBIT C

Names, Emails and signature(s) for:

Person(s) Designated to give Instructions to the Collateral Agent

If from HCM:

Name	Email	Signature
angelaho@asiabcc.com
Angela Ho	or
angela@hocasino.com

If from Noble

Name	Email	Signature
Arne van Roon	avr@transtaxllp.com; or ariejanvanroon@asiabcc.com
or

All instructions must include the signature of the person(s) authorizing said instructions.

Consent -- 2